Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Based on my knowledge, I, Daniel D. Springer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Responsys, Inc. on Form 10-K for the year ended December 31, 2012 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Responsys, Inc.

Date: March 18, 2013	By:	/s/ Daniel D. Springer
Daniel D. Springer
Chief Executive Officer

This certification accompanies this Annual Report of Responsys, Inc. on Form 10-K pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by Responsys, Inc. for purposes of Section 18 of the Securities Exchange Act of 1934.

Based on my knowledge, I, Christian A. Paul, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Responsys Inc. on Form 10-K for the year ended December 31, 2012 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Responsys, Inc.

Date: March 18, 2013	By:	/s/ Christian A. Paul
Christian A. Paul
Chief Financial Officer

This certification accompanies this Annual Report of Responsys, Inc. on Form 10-K pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by Responsys, Inc. for purposes of Section 18 of the Securities Exchange Act of 1934.